EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1, dated as of February 29, 2008, to the Credit Agreement referred to below, among DISCOVER FINANCIAL SERVICES, a Delaware corporation, DISCOVER BANK, a Delaware banking corporation, the SUBSIDIARY BORROWERS party from time to time thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 6, 2007 (the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by or on behalf of said Lenders to the Borrowers in an aggregate principal amount not to exceed $2,500,000,000. The Borrowers, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Effective as of the date hereof as provided in Section 4 of this Amendment No. 1, the Credit Agreement is hereby amended as follows:

2.01. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Financial Statements; Ratings Change and Other Information.

(a) Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) (i) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of DFS, its consolidated statement of financial condition and its related consolidated statement of income, changes in stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the statement of financial condition, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of DFS and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; and

(ii) within 90 days after the end of each fiscal year of DFS and within 45 days after the end of each of the first three fiscal quarters of each fiscal year of DFS, a statement of financial condition, income, stockholder’s equity and cash flows for Discover Bank as of the end of and for such fiscal year or as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, as applicable, presented in a format consistent with that of DFS as required by Section 5.01(a) and Section 5.01(b), as applicable, but not to include any footnotes to the financial statements unless as otherwise required by Section 5.01(c) or Section 5.01(d), all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Discover Bank in accordance with GAAP consistently applied;”

(b) Section 5.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) within 45 days after the end of each calendar year of Discover Bank, its Reports of Condition and Income, as required under Section 1817(a)(1) of the FDIA and collected by the Federal Deposit Insurance Corporation (and it shall make its officers available to answer questions and discuss such Reports of Condition and Income with representatives of the Administrative Agent or any Lender); provided that, if (i) the assets of Discover Bank comprise less than 75% of the consolidated assets of DFS as shown on the quarterly or annual financial statements of DFS or (ii) Discover Bank is not required to deliver Reports of Condition and Income under the FDIA, then following such occurrence DFS shall furnish within 90 days after the end of each fiscal year of Discover Bank its audited statement of financial condition and related statements of income, changes in stockholders’ equity and cash flows on a stand-alone basis as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of Discover Bank on a stand-alone basis in accordance with GAAP consistently applied;”

(c) Section 5.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) within 45 days after the end of each of the first three calendar quarters of each calendar year of Discover Bank, its Reports of Condition and Income, as required under Section 1817(a)(1) of the FDIA and collected by the Federal Deposit Insurance Corporation (and it shall make its officers available to answer questions and discuss such Reports of Condition and Income with representatives of the Administrative Agent or any Lender); provided that, if (i) the assets of Discover Bank comprise less than 75% of the consolidated assets of DFS as shown on the [quarterly or annual financial statements of DFS] or (ii) Discover Bank is not required to deliver Reports of Condition and Income under the FDIA, then following such occurrence DFS shall furnish within 45 days after end of each of the first three fiscal quarters of each fiscal year of Discover Bank its statement of financial condition and related statements of income, changes in stockholders’ equity and cash flows on a stand-alone basis as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the statement of financial condition, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Discover Bank on a stand-alone basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;”

(d) Section 5.01(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by DFS or any Subsidiary (other than a Securitization Entity) with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by DFS to its shareholders generally, as the case may be;”

2.03. Liens.

(a) Section 6.02(f) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (f) thereof.

(b) Section 6.02 of the Credit Agreement is hereby amended by deleting the existing clause (g) and adding a new clause (g) to read in its entirety as follows:

“(g) Liens in favor of a Federal Reserve Bank to secure advances (or future advances) made (or to be made) to such Company or Subsidiary from such Federal Reserve Bank;”

(c) Section 6.02 of the Credit Agreement is hereby amended by adding a new clause (h) to read in its entirety as follows:

“(h) Liens in favor of a Federal Home Loan Bank to secure advances (or future advances) made (or to be made) to such Company or Subsidiary from such Federal Home Loan Bank;”

(d) Section 6.02 of the Credit Agreement is hereby amended by adding a new clause (i) to read in its entirety as follows:

(i) Liens securing mark to market obligations under Swap Agreements evidenced by Credit Support Annexes in a form promulgated by the International Swaps and Derivatives Association, Inc. (excluding, for the avoidance of doubt, any Liens over assets constituting “up front collateral” or securing any “Independent Amount” (as defined in the applicable Credit Support Annex) or its equivalent); and”

(e) Section 6.02 of the Credit Agreement is hereby amended by adding a new clause (j) to read in its entirety as follows:

“(j) other Liens securing obligations in an aggregate amount not to exceed $100,000,000 at any time outstanding.”

Section 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Borrower set forth in Article III of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said Article III to “this Agreement” includes reference to this Amendment No. 1 and (ii) both immediately before and after giving effect to the amendments under Section 2 hereof, no Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 duly executed and delivered by each of the Borrowers and the Required Lenders.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

DISCOVER FINANCIAL SERVICES

By	/S/ ROY A. GUTHRIE
Name: Roy A. Guthrie
Title: CFO

U.S. Federal Tax Identification No.: 36-2517428

DISCOVER BANK

By	/S/ MICHAEL F. RICKERT
Name: Michael F. Rickert
Title: CFO

U.S. Federal Tax Identification No.: 51-0020270

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By	/S/ DWIGHT SEAGREN
Name: Dwight Seagren
Title: Vice President

LENDERS

BNP Paribas

By:	/S/ MARGUERITE L. LEBON
Name: Marguerite L. Lebon
Title: Vice President

By:	/S/ STELLA MCCAFFREY
Name: Stella McCaffrey
Title: Director

PNC Bank, National Association

By:	/S/ EDWARD J. CHIDIAC
Name: Edward J. Chidiac
Title: Managing Director

The Bank of Tokyo—Mitsubishi UFJ, Ltd., New York Branch

By:	/S/ CHIMIE T. PEMBA
Name: Chimie T. Pemba
Title: Authorized Signatory

Barclays Bank PLC

By:	/S/ NICHOLAS A. BELL
Name: Nicholas A. Bell
Title: Director

Wells Fargo Bank, N.A.

By:	/S/ MICHAEL J. GIESE
Name: Michael J. Giese
Title: Senior Vice President

William Street Credit Corporation

By:	/S/ MARK WALTON
Name: Mark Walton
Title: Assistant Vice President

Bank of America

By:	/S/ STEFANIE J. BROWN
Name: Stefanie J. Brown
Title: Vice President

Greenwich Capital Markets, Inc. as agent for The Royal Bank of Scotland

By:	/S/ FERGUS SMAIL
Name: Fergus Smail
Title: Senior Vice President

UBS Loan Finance LLC

By:	/S/ DAVID B. JULIE
Name: David B. Julie
Title: Associate Director

By:	/S/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director

Lehman Commercial Paper Inc.

By:	/S/ JANINE M. SHUGAN
Name: Janine M. Shugan
Title: Authorized Signatory

Morgan Stanley Senior Funding, Inc.

By:	/S/ DARRAGH DEMPSEY
Name: Darragh Dempsey
Title: Vice President

Royal Bank of Canada

By:	/S/ HOWARD LEE
Name: Howard Lee
Title: Authorized Signatory

Wachovia Bank, National Association

By:	/S/ JOAN ANDERSON
Name: Joan Anderson
Title: Director

HSBC Bank USA, N.A.

By:	/S/ VINCE CLARK
Name: Vince Clark
Title: Senior Vice President

Deutsche Bank AG New York Branch

By:	/S/ VALERIE SHAPIRO
Name: Valerie Shapiro
Title: Vice President

By:	/S/ MELISSA CURRY
Name: Melissa Curry
Title: Vice President

JP Morgan Chase Bank N.A.

By:	/S/ DWIGHT SEAGREN
Name: Dwight Seagren
Title: Vice President

Credit Suisse, Cayman Islands Branch

By:	/S/ JAY CHALL
Name: Jay Chall
Title: Director

By:	/S/ PETRA JAEK
Name: Petra Jaek
Title: Assistant Vice President

Merrill Lynch Bank USA

By:	/S/ LOUIS ADLER
Name: Louis Adler
Title: First Vice President

Societe Generale

By:	/S/ EDITH HORNICK
Name: Edith Hornick
Title: Managing Director

Citibank, N.A.

By:	/S/ ROBERT D. GOLDSTEIN
Name: Robert D. Goldstein
Title: Managing Director